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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 1, 2000


                         The Peregrine Real Estate Trust
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     California                 000-09097                    94-2255677
--------------------       --------------------         --------------------
   (State or Other           (Commission File              (IRS Employer
   Jurisdiction of               Number)                   Identification
   Incorporation)                                               No.)

         1300 Ethan Way, Suite 200
          Sacramento, California                       95825
--------------------------------------------         ----------
  (Address of Principal Executive Offices)           (Zip Code)

                                 (916) 929-8244
                         ------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS

                  The Registrant's press release relating to approval by the Special Committee of the Registrant of the merger of the Registrant with and into WinShip Properties, with WinShip Properties as the surviving trust, has been filed as an exhibit to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         A list of exhibits included as a part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PEREGRINE REAL ESTATE TRUST


Date:  September 1, 2000                           /s/ ROGER D. SNELL
                                        ---------------------------------------
                                        Roger D. Snell
                                        Chairman, Chief Executive Officer
                                        and President



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                                  EXHIBIT INDEX


         99.1  Press Release of the Registrant dated September 1, 2000.